EXHIBIT 23.2

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this registration statement of Ampal-American Israel Corporation on Form S-8 of our report dated Februry 22, 2000 on the financial statements of Am-Hal Ltd. included in the Annual Report on Form 10-K of Ampal-American Israel Corportaoin for the year ended December 31, 1999.

/s/ Brightman Almagor & Co.
Certified Public Accountants
Tel Aviv, Israel
February 15, 2001

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 registering 4,000,000 shares of Common Stock of our report dated March 27, 2000, included in Ampal-American Israel Corporation's Annual Report on Form l0K for year ended December 31, 1999.

/s/ Arthur Anderson LLP
New York, NY
February 15, 2001

[Letterhead of Fahn, Kanne & Co.]

As the independent certified public accountants of Ampal Industries (Israel) Ltd., we hereby consent to the incorporation by reference into this registration statement on Form S-8 of our report, included in the Company's Form l0K for year ended December 31, 1999, and to all references to our firm in this registration statement on Form S-8, registering 4,000,000 shares of the Company's Common Stock.

/s/ Fahn Kanne & Co.
Certified Public Accountants (Isr.)
Tel-Aviv, Israel
February 15, 2001

[Letterhead of Deloitte & Touche Brightman Almagor]
February 15, 2001

As independent public accountants of Bay Heart Ltd., we hereby consent to the incorporation of our report dated February 14, 2000, included in the Company's Form 10K for the year ended December 31, 1999 (relating to the financial statements of Bay Heart Ltd. not included herein), into the Company's registration statement on Form S-8, registering 4,000,000 shares of the Company's Common Stock.

/s/ Brightman Almagor & Co.
Certified Public Accountants

As independent public accounts of Carmel Container Systems Ltd., we hereby consent to the incorporation by reference into this registration statement on Form S-8 of our report, included in the Company's Form l0K for year ended December 31, 1999, and to all references to our firm in this registration statement on Form S-8, registering 4,000,000 shares of the Company's Common Stock.

Yours truly,
/s/ Kost, Forer and Gabbay
Certified Public Accountants (Israel)
February 15, 2001

[Letterhead of Fahn, Kanne & Co.]

As the independent certified public accountants of Coral World International Ltd., we hereby consent to the incorporation by reference into this registration statement on Form S-8 of our report, included in the Company's Form l0K for year ended December 31, 1999, and to all references to our firm in this registration statement on Form S-8, registering 4,000,000 shares of the Company's Common Stock.

/s/ Fahn Kanne & Co.
Certified Public Accountants (Isr.)
Tel-Aviv, Israel
February 15, 2001

[Letterhead of Porat & Co.]
February 15, 2001

Gentlemen,
Re: Consent of Independent Public Accountants of Country Club Kfar-Saba Ltd. As independent public accountants of Country Kfar-Saba Ltd., we hereby consent to the incorporation by reference into this registration statement on Form S-8 of our report, included in the Company's Form l0K for year ended December 31, 1999, and to all references to our firm in this registration statement on Form S-8, registering 4,000,000 shares of the Company's Common Stock.

/s/ Porat & Co.
Certified Public Accountants (ISR.)

[Letterhead of Deloitte & Touche Brightman Almagor]

As independent public accountants of Epsilon Investment House Ltd., we hereby consent to the incorporation by reference into this registration statement on Form S-8 of Ampal-American Israel Corporation, included in the Company's Form l0K for year ended December 31, 1999, and to all references to our firm in this registration statement on Form S-8, registering 4,000,000 shares of the Company's Common Stock.

/s/ Brightman, Almagor & Co.
Certified Public Accountants
February 15, 2001

[Letterhead of KPMG]

As independent public accountants of Granite Hacarmel Investments Limited, we hereby consent to the incorporation by reference into this registration statement on Form S-8 of our report, included in the Company's Form l0K for year ended December 31, 1999, and to all references to our firm in this registration statement on Form S-8, registering 4,000,000 shares of the Company's Common Stock.

/s/ Somekh Chaikin
Certified Public Accountants (Israel)
Haifa, February 15, 2001

[Letterhead of Porat & Co.]
February 15, 2001

Gentlemen,
Re: Consent of Independent Public Accountants of Hod Hasharon Sport Center Ltd. As Independent public accountants of Hod Hasharon Sport Center Ltd, we hereby consent to the incorporation by reference into this registration statement on Form S-8 of our report, included in the Company's Form l0K for year ended December 31, 1999, and to all references to our firm in this registration statement on Form S-8, registering 4,000,000 shares of the Company's Common Stock.

/s/ Porat & Co.
Certified Public Accountants (ISR.)

[Letterhead of Porat & Co.]
February 15, 2001

Gentlemen,
Re: Consent of Independent Public Accountants of Hod Hasharon Sport Center (1992) Limited partnership
As independent public accountants of Hod Hasharon Sport Center (1992) Limited Partnership, we hereby consent to the incorporation by reference into this registration statement on Form S-8 of our report, included in the Company's Form l0K for year ended December 31, 1999, and to all references to our firm in this registration statement on Form S-8, registering 4,000,000 shares of the Company's Common Stock.

/s/ Porat & Co.
Certified Public Accountants (ISR.)

[Letterhead Ernst & Young International]
February 15, 2001

As independent public accountant of Mivnat Holding Ltd., we hereby consent to the incorporation by reference into this registration statement on Form S-8 of our report, included in the Company's Form l0K for year ended December 31, 1999, and to all references to our firm in this registration statement on Form S-8, registering 4,000,000 shares of the Company's Common Stock.

/s/ Kost Forer & Gabbay
A Member of Ernst & Young International

[Letterhead of Haggai Wallenstein, Dov & Co. C.P.A. (Isr.)
Ramat-Gan, February 15, 2001

As independent public accountants of Sheraton Moriah (Israel) Ltd., we hereby consent to the incorporation by reference into this registration statement on Form S-8 of our report, included in the Company's Form l0K for year ended December 31, 1999, and to all references to our firm in this registration statement on Form S-8, registering 4,000,000 shares of the Company's Common Stock.

/s/ Haggai Wallenstein, Dov & Co.
Certified Public Accountants (Isr.)

[Letterhead of PriceWaterhouseCoopers]

We hereby consent to the incorporation of our report dated February 29, 2000 on the financial statements of Ophir Holdings Ltd. for the year ended December 31, 1999 included in this Form 10K, into the Company's registration statement on Form S-8.

/s/ Kesseman & Kesseman
Tel-Aviv, Israel
February 15, 2001

[Letterhead of IBDO]
February 15, 2001

Gentlemen,
Re: Paradise Industries Ltd.
Consent of independent public accountants
As former independent public accountants of Paradise Industries Ltd., we hereby consent to the incorporation by reference into this registration statement on Form S-8 of our report, included in the Company's Form l0K for year ended December 31, 1999, and to all references to our firm in this registration statement on Form S-8, registering 4,000,000 shares of the Company's Common Stock.
Sincerely,

/s/ Shlomo Ziv & Co.
Certified Public Accountants (Isr.)

[Letterhead of Deloitte & Touche Brightman Almagor]

As independent public accountants of Rennaissance Investments Co. Ltd., we hereby consent to the incorporation by reference into this registration statement on Form S-8 of our report, included in the Company's Form l0K for year ended December 31, 1999, and to all references to our firm in this registration statement on Form S-8, registering 4,000,000 shares of the Company's Common Stock.

/s/ Brightman, Almagor & Co.
Certified Public Accountants
February 15, 2001

[Letterhead of Ernst & Young]
February 15, 2001

Dear Sirs,
Re: Consent Of Independent Public Accountant
As independent public accountant of Shmay Bar Real Estate (1993) Ltd., we hereby consent to the incorporation by reference into this registration statement on Form S-8 of our report, included in the Company's Form l0K for year ended December 31, 1999, and to all references to our firm in this registration statement on Form S-8, registering 4,000,000 shares of the Company's Common Stock.

/s/ Kost Forer & Gabbay
A member of Ernst & Young International

[Letterhead of Ernst & Young]
February 15, 2001

Dear Sirs,
Re: Consent Of Independent Public Accountant
As independent public accountant of Shmay Bar (T.H.) 1993 Ltd., we hereby consent to the incorporation by reference into this registration statement on Form S-8 of our report, included in the Company's Form l0K for year ended December 31, 1999, and to all references to our firm in this registration statement on Form S-8, registering 4,000,000 shares of the Company's Common Stock.

/s/ Kost Forer & Gabbay
A member of Ernst & Young International

[Letterhead of Deloitte & Touche Brightman Almagor]
February 15, 2001

As independent public accountants of Trinet Investments in High-Tech Ltd., we hereby consent to the incorporation of our report dated March 14, 2000, included in Company's Form 10-K for the year ended December 31, 1999 (relating to the financial statement of Trinet Venture Capital Ltd. not included herein), into the Company's registration statement on Form S-8.

/s/ Brightman, Almagor & Co.
Certified Public Accountants
A member of Deloitte Touche Tohmatsu

[Letterhead of Deloitte & Touche Brightman Almagor]
February 15, 2001

As independent public accountants of Trinet Venture Capital Ltd., we hereby consent to the incorporation of our report dated March 14, 2000, included in the Company's Form 10-K for the year ended December 31, 1999 (relating to the financial statement of Trinet Venture Capital Ltd. not included herein), into the Company's registration statement on Form S-8.

/s/ Brightman, Almagor & Co.
Certified Public Accountants
A member of Deloitte Touche Tohmatsu